EXHIBIT 99.1

ADTRAN Holdings, Inc. Reports Earnings for the First Quarter of 2023 and Declares Quarterly Cash Dividend

HUNTSVILLE, Ala. — (May 8, 2023) — ADTRAN Holdings, Inc., (NASDAQ: ADTN and FSE: QH9) (“ADTRAN Holdings” or the “Company”), today announced its financial results for the first quarter of 2023. For the quarter, revenue was $323.9 million. Net loss inclusive of the non-controlling interest for the first quarter of 2023 was $40.5 million. Net loss attributable to the Company for the first quarter of 2023 was $34.5 million and diluted loss per share attributable to the Company was $0.44. Inclusive of non-controlling interest, non-GAAP net loss was $9.5 million. Non-GAAP net loss attributable to the Company was $5.0 million and non-GAAP diluted loss per share attributable to the Company was $0.06. Non-GAAP net (loss) income and non-GAAP diluted (loss) earnings per share exclude acquisition related expenses, amortizations, adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, asset impairments, integration expenses, restructuring expenses, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net (loss) income. The reconciliations between the non-GAAP net (loss) income measures presented herein and the respective equivalent GAAP financial measures are set forth in the tables provided below.

ADTRAN Holdings Chairman and Chief Executive Officer Tom Stanton stated, “As mentioned in our pre-release, the results of the quarter were impacted by slowing sales predominately in our Subscriber Solutions category. Although we expect customer inventory management efforts to continue to affect our near-term results, the underlying demand to upgrade and deploy fiber networks is at an unprecedented high and we are ideally positioned to capitalize on this opportunity.”

The Company also announced that its Board of Directors declared a cash dividend for the first quarter of 2023. The quarterly cash dividend of $0.09 per common share is to be paid to the Company’s stockholders of record as of the close of business on May 23, 2023. The ex-dividend date is May 22, 2023, and the payment date will be June 6, 2023.

The Company confirmed that it will hold a conference call to discuss its first quarter results on Tuesday, May 9, 2023, at 9:30 a.m. Central Time, or 4:30 p.m. Central European Time. ADTRAN Holdings will webcast this conference call. To listen, simply visit our Investor Relations site at investors.adtran.com approximately 10 minutes prior to the start of the call, click on the event “ADTRAN Holdings Releases 1st Quarter 2023 Financial Results and Earnings Call”, and click on the webcast link.

An online replay of the Company’s conference call, as well as the transcript of the Company's conference call, will be available on the Investor Relations site approximately 24 hours following the call and will remain available for at least 12 months. For more information, visit investors.adtran.com or email investor.relations@adtran.com.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release which are not historical facts, such as those relating to strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties related to manufacturing and supply chain constraints, including as a result of the continued impact of the COVID-19 global pandemic; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN and ADVA, including risks related to the ability to successfully integrate the ADTRAN’s and ADVA’s businesses, the disruption of management time from ongoing business operations due to integration efforts following the business combination, and the risk that ADTRAN Holdings may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; (iii) the risk of fluctuations in revenue, including due to lengthy sales and approval processes required by major and other service providers for new products and changes in customer demand; (iv) the risk posed by potential breaches of information systems and cyber-attacks; (v) the risks that ADTRAN may not be able to effectively compete, including through product improvements and development; and (vi) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, as well as its Form 10-Q for the quarter ended March 31, 2023 to be filed with the SEC.

Explanation of Use of Non-GAAP Financial Measures

Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other income (expense), net (loss) income inclusive of the non-controlling interest, net (loss) income attributable to the Company, net loss attributable to the non-controlling interest, and (loss) earnings per share - basic and diluted, attributable to the Company, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating (loss) income, non-GAAP other (expense) income, non-GAAP net (loss) income inclusive of the non-controlling interest, non-GAAP net (loss) income attributable to the Company, non-GAAP net (loss) income attributable to the non-controlling interest, and non-GAAP (loss) earnings per share - basic and diluted, attributable to the Company, respectively. Such non-GAAP measures exclude acquisition related expenses, amortizations and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, asset impairments, integration expenses, restructuring expenses, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating (loss) income, non-GAAP other (expense) income, non-GAAP net (loss) income inclusive of the non-controlling interest, non-GAAP net (loss) income attributable to the Company, non-GAAP net (loss) income attributable to the non-controlling interest, and non-GAAP (loss) earnings per share - basic and diluted, attributable to the Company, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

About Adtran

ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) is the parent company of Adtran, Inc., a leading global provider of open, disaggregated networking and communications solutions that enable voice, data, video and internet communications across any network infrastructure. From the cloud edge to the subscriber edge, Adtran empowers communications service providers around the world to manage and scale services that connect people, places and things. Adtran solutions are used by service providers, private enterprises, government organizations and millions of individual users worldwide. ADTRAN Holdings, Inc. is also the largest shareholder of ADVA. Find more at Adtran, LinkedIn and Twitter.

Published by

ADTRAN Holdings, Inc.

www.adtran.com

For media

Gareth Spence

+44 1904 699 358

public-relations@adva.com

For investors

Steven Williams

+49 89 890 665 918

investor.relations@adtran.com

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	March 31,	December 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$136,457	$108,644
Short-term investments	1,058	340
Accounts receivable, net	262,043	279,435
Other receivables	30,938	32,831
Inventory, net	416,291	427,531
Prepaid expenses and other current assets	37,021	33,577
Total Current Assets	883,808	882,358
Property, plant and equipment, net	111,969	110,699
Deferred tax assets	81,631	67,839
Goodwill	385,755	381,724
Intangibles, net	379,286	401,211
Other non-current assets	63,152	66,998
Long-term investments	32,994	32,665
Total Assets	$1,938,595	$1,943,494

Liabilities, Redeemable Non-Controlling Interest and Equity
Current Liabilities
Accounts payable	$198,596	$237,699
Revolving credit agreements outstanding	190,843	95,936
Notes payable	—	24,598
Unearned revenue	55,611	41,193
Accrued expenses and other liabilities	27,424	35,235
Accrued wages and benefits	30,333	44,882
Income tax payable, net	19,397	9,032
Total Current Liabilities	522,204	488,575
Deferred tax liabilities	51,850	61,629
Non-current unearned revenue	24,907	19,239
Pension liability	10,698	10,624
Deferred compensation liability	28,674	26,668
Non-current lease obligations	21,446	22,807
Other non-current liabilities	15,986	10,339
Total Liabilities	675,765	639,881
Redeemable Non-Controlling Interest	442,668	—
Equity
Common stock	787	781
Additional paid-in capital	762,035	895,834
Accumulated other comprehensive income	55,251	46,713
Retained earnings	8,006	55,338
Treasury stock	(5,917)	(4,125)
Non-controlling interest	—	309,072
Total Equity	820,162	1,303,613
Total Liabilities, Redeemable Non-Controlling Interest and Equity	$1,938,595	$1,943,494

Condensed Consolidated Statements of Loss

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
Revenue
Network Solutions	$282,418	$138,374
Services & Support	41,494	16,144
Total Revenue	323,912	154,518
Cost of Revenue
Network Solutions	219,130	90,653
Services & Support	16,974	9,549
Total Cost of Revenue	236,104	100,202
Gross Profit	87,808	54,316
Selling, general and administrative expenses	67,397	27,893
Research and development expenses	70,143	26,491
Operating Loss	(49,732)	(68)
Interest and dividend income	304	204
Interest expense	(3,287)	(30)
Net investment gain (loss)	1,252	(3,415)
Other expense, net	(303)	(226)
Loss Before Income Taxes	(51,766)	(3,535)
Income tax benefit	11,313	2,408
Net Loss	$(40,453)	$(1,127)
Less: Net Loss attributable to non-controlling interest(1)	(5,989)	—
Net Loss attributable to ADTRAN Holdings, Inc.	$(34,464)	$(1,127)

Weighted average shares outstanding – basic	78,358	49,113
Weighted average shares outstanding – diluted	78,358	49,113

Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.44)	$(0.02)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.44)	$(0.02)

(1) Includes $3.2 million of net loss attributable to non-controlling interests pre-DPLTA and $2.8 million of annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(40,453)	$(1,127)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	33,402	3,661
Amortization of debt issuance cost	146	—
(Gain) loss on investments	(3,154)	3,304
Stock-based compensation expense	3,812	1,893
Deferred income taxes	(24,019)	—
Other, net	(1)	(62)
Inventory reserves	16,051	(1,754)
Changes in operating assets and liabilities:
Accounts receivable, net	17,658	8,697
Other receivables	1,980	(6,205)
Inventory	(2,764)	(29,685)
Prepaid expenses, other current assets and other assets	1,118	(1,170)
Accounts payable	(40,367)	24,818
Accrued expenses and other liabilities	6,349	3,803
Income taxes payable, net	10,316	(1,304)
Net cash (used in) provided by operating activities	(19,926)	4,869

Cash flows from investing activities:
Purchases of property, plant and equipment	(8,439)	(1,461)
Proceeds from sales and maturities of available-for-sale investments	930	10,265
Purchases of available-for-sale investments	(516)	(11,504)
Proceeds from beneficial interests in securitized accounts receivable	1,231	—
Net cash used in investing activities	(6,794)	(2,700)

Cash flows from financing activities:
Tax withholdings related to stock-based compensation settlements	(6,258)	(54)
Proceeds from stock option exercises	58	568
Dividend payments	(7,076)	(4,438)
Proceeds from draw on revolving credit agreements	138,236	8,000
Repayment of revolving credit agreements	(43,464)	(8,000)
Non-controlling interest put option buyback	(1,176)	—
Repayment of notes payable	(24,692)	—
Net cash provided by (used in) financing activities	55,628	(3,924)

Net increase (decrease) in cash, cash equivalents and restricted cash	28,908	(1,755)
Effect of exchange rate changes	(1,095)	(1,032)
Cash and cash equivalents, beginning of period	108,644	56,818
Cash and cash equivalents, end of period	$136,457	$54,031

Supplemental disclosure of cash financing activities:
Cash paid for interest	$1,610	$30
Cash used in operating activities related to operating leases	$4,057	$482
Supplemental disclosure of non-cash investing activities:
Right-of-use assets obtained in exchange for lease obligations	$486	$332
Purchases of property, plant and equipment included in accounts payable	$4,354	$392

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022
Total Revenue	$323,912		$358,271		$154,518

Cost of Revenue	$236,104		$250,868		$100,202
Acquisition-related expenses, amortizations and adjustments	(32,578)	(1)	(31,577)	(3)	—
Stock-based compensation expense	(240)	(2)	(1,287)	(4)	(159)
Pension adjustments	—		144		—
Restructuring expenses	(76)		(8)		—
Non-GAAP Cost of Revenue	$203,210		$218,140		$100,043

Gross Profit	$87,808		$107,403		$54,316
Non-GAAP Gross Profit	$120,702		$140,131		$54,475

Gross Margin	27.1%		30.0%		35.2%
Non-GAAP Gross Margin	37.3%		39.1%		35.3%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $32.6 million is included in total cost of revenue, on the condensed consolidated statements of loss.

(2) Includes $0.2 million in cost of revenue expenses incremental stock-based award modification expense related to the business combination on the condensed consolidated statements of loss.

(3) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $31.6 million is included in total cost of revenue, on the condensed consolidated statements of loss.

(4) Includes $1.3 million in cost of revenue expenses incremental stock-based award modification expense related to the business combination on the condensed consolidated statements of loss.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,		December 31,		March 31,
	2023		2022		2022
Operating Expenses	$137,540		$139,813		$54,384
Acquisition-related expenses, amortizations and adjustments	(4,584)	(1)	(8,328)	(6)	(2,330)	(10)
Stock-based compensation expense	(3,458)	(2)	(11,095)	(7)	(1,734)	(11)
Restructuring expenses	(2,361)	(3)	(1,618)	(8)	(2)	(12)
Integration expenses	(849)	(4)	—		—
Pension adjustments	—		43	(9)	—
Deferred compensation adjustments	(394)	(5)	(168)	(5)	2,696	(5)
Non-GAAP Operating Expenses	$125,894		$118,647		$53,014

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.1 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(2) $2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss.

(3) $2.2 million is included in selling, general and administrative expenses and $0.2 million is included in research and development expenses on the condensed consolidated statements of loss.

(4) $0.8 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at ADVA and the implementation of the DPLTA.

(5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(6) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $7.8 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(7) $9.4 million is included in selling, general and administrative expenses and $1.7 million is included in research and development expenses on the condensed consolidated statements of loss. Includes $7.3 million of in selling, general and administrative expenses and $0.6 million is included in research and development expenses incremental stock-based award modification expense related to the business combination.

(8) $0.1 is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(9) $0.2 million is included in selling, general and administrative expenses and ($0.3) million is included in research and development expenses on the condensed consolidated statements of loss.

(10) $0.5 million is included in selling, general and administrative expenses and $1.8 million is included in research and development expenses on the condensed consolidated statements of loss .

(11) $0.6 million is included in selling, general and administrative expenses and $1.1 million is included in research and development expenses on the condensed consolidated statements of loss.

(12) Less than $0.1 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss.

Supplemental Information

Reconciliation of Operating Loss to Non-GAAP Operating (Loss) Income

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Operating Loss	$(49,732)	$(32,874)	$(68)
Acquisition related expenses, amortizations and adjustments	37,162	39,904	2,330
Asset impairments	—	463	—
Stock-based compensation expense	3,698	12,383	1,893
Pension adjustments	—	(187)	—
Restructuring expenses	2,437	1,627	2
Integration expenses	849	—	—
Deferred compensation adjustments(1)	394	168	(2,696)
Non-GAAP Operating (Loss) Income	$(5,192)	$21,484	$1,461

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

Supplemental Information

Reconciliation of Other (Expense) Income to Non-GAAP Other (Expense) Income

(Unaudited)

(In thousands)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Interest and dividend income	$304	$1,355	$204
Interest expense	(3,287)	(2,010)	(30)
Net investment gain (loss)	1,252	(587)	(3,415)
Other (expense) income, net	(303)	11,568	(226)
Total Other (Expense) Income	$(2,034)	$10,326	$(3,467)
Deferred compensation adjustments (1)	(1,250)	(349)	1,841
Pension expense (2)	7	77	89
Non-GAAP Other (Expense) Income	$(3,277)	$10,054	$(1,537)

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Net (Loss) Income inclusive of Non-Controlling Interest to

Non-GAAP Net (Loss) Income inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to Non-Controlling Interest to

Non-GAAP Net (Loss) Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net (Loss) Income attributable to ADTRAN Holdings, Inc. and

(Loss) Earnings per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net (Loss) Income attributable to ADTRAN Holdings, Inc. and

Non-GAAP (Loss) Earnings per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Net (Loss) Income attributable to ADTRAN Holdings, Inc.	$(34,464)	$38,881	$(1,127)
Plus: Net Loss attributable to non-controlling interest (1)	(5,989)	(3,926)	—
Net (Loss) Income inclusive of non-controlling interest	$(40,453)	$34,955	$(1,127)
Acquisition related expenses, amortizations and adjustments	37,162	39,904	2,330
Asset impairments	—	463	—
Stock-based compensation expense	3,698	12,383	1,893
Valuation allowance	—	(60,908)	8,079
Deferred compensation adjustments (2)	(856)	(182)	(855)
Pension adjustments (3)	7	(109)	89
Restructuring expenses	2,437	1,627	2
Integration expenses	849	—	—
Tax effect of adjustments to net income (loss)	(12,307)	(12,463)	(505)
Non-GAAP Net (Loss) Income inclusive of non-controlling interest	$(9,463)	$15,670	$9,906
Less: Non-GAAP Net (Loss) Income attributable to non-controlling interest (1)	(4,460)	5,769	—
Non-GAAP Net (Loss) Income attributable to ADTRAN Holdings, Inc.	$(5,003)	$9,901	$9,906

GAAP Net Loss attributable to non-controlling interest (1)	$(5,989)	$(3,926)	$—
Acquisition related expenses, amortizations and adjustments	1,457	9,039	—
Restructuring expenses	29	402	—
Integration expenses	6	—	—
Stock-based compensation expense	37	300	—
Pension adjustments (3)	—	(46)	—
Non-GAAP Net (Loss) Income attributable to non-controlling interest (1)	$(4,460)	$5,769	$—

Weighted average shares outstanding – basic	78,358	77,659	49,113
Weighted average shares outstanding – diluted	78,358	79,243	49,113

(Loss) Earnings per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.44)	$0.50	$(0.02)
(Loss) Earnings per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.44)	$0.49	$(0.02)

Non-GAAP (Loss) Earnings per common share attributable to ADTRAN – basic	$(0.06)	$0.13	$0.20
Non-GAAP (Loss) Earnings per common share attributable to ADTRAN – diluted	$(0.06)	$0.12	$0.20

(1) Represents the non-controlling interest portion of the Company's ownership of ADVA pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.